UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: December 2, 2003

Vision Bancshares, Inc.

(Name of Small Business Issuer in Its Charter)

Alabama	333-88073	63-1230752
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 West 1st Street

Gulf Shores, Alabama 36542

(251) 967-4212

(Address and Telephone Number

of Registrant’s Principal Executive Offices)

Item 7.	Financial Statements and Exhibits

(c) Exhibits

99.1	Vision Bancshares, Inc. Press Release dated November 13, 2003

Item 9.	Regulation FD Disclosure

On November 13, 2003, Vision Bancshares, Inc. issued a press release announcing it results of operations for the three-month period and nine month period ended September 30, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: December 1, 2003

VISION BANCSHARES, INC.

By:	/s/ WILLIAM E. BLACKMON
	Its:	William E. Blackmon Chief Financial Officer